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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) June 25, 1997

                    ROCHESTER TELEPHONE CORP.
      (Exact name of registrant as specified in its charter)

       New York            33-91250       16-1469713
   (State or other       (Commission      (IRS Employer
    jurisdiction of      File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716) 777-1000

Item 5   Other Events
------   ------------

      Rochester Telephone Corp. announced a name transition to Frontier Telephone of Rochester, Inc.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Rochester Telephone Corp.
                                    (Registrant)



Dated: June 25, 1997               By:  /s/ Gregg C. Sayre
                                        -------------------------
                                        Gregg C. Sayre
                                        Secretary


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                          EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------------------

     99             Press Release dated      Filed herewith
                    June 25, 1997